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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 15, 2002

Surg II, Inc.

(Exact Name of registrant as specified in its chapter)

Minnesota	0-16686	58 1486040

(State or other jurisdiction	(Commission File Number)	(IRS employer Identification No.)
of Incorporation)

800 Nicollet Mall, Suite 2690, Minneapolis, Minnesota 55402
(Address of principal executive offices & Zip Code)

(612) 333-0614
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant.

     Not Applicable.

Item 2. Acquisition or Disposition of Assets.

     Not Applicable.

Item 3. Bankruptcy or Receivership.

     Not Applicable

Item 4. Changes in Registrant’s Certifying Accountant.

     On July 15, 2002, Surg II, Inc. dismissed McGladrey & Pullen, LLP, the independent accountants previously engaged by Surg II, Inc. to conduct an audit of its accounts for more than the past two years, and engaged Virchow, Krause & Company, LLP, with offices in Minneapolis, Minnesota, to audit Surg II, Inc.’s financial statements for the year ending December 31, 2002. Surg II, Inc. has not previously engaged or consulted with Virchow, Krause & Company, LLP on any matter. Entrx Corporation, which acquired approximately 90% of the common stock of Surg II, Inc. on May 30, 2002, engaged Virchow, Krause & Company, LLP as its auditors on April 16, 2002.

     The reports of McGladrey & Pullen, LLP on the financial statements of Surg II, Inc. for the years 2000 and 2001 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles, but were qualified as to the ability of Surg II, Inc. to continue as a going concern. The opinions of McGladrey & Pullen, LLP with respect to the financial statements for the periods ended December 31, 2000 and December 31, 2001, indicated that there was substantial doubt about Surg II, Inc.’s ability to continue as a going concern without obtaining additional debt or equity capital. This was emphasized in McGladrey & Pullen, LLP’s opinion with respect to the December 31, 2001 financial statements, as Surg II, Inc. had sold all of its assets on January 22, 2002, and thereafter had no source of revenues.

     Since the date of McGladrey & Pullen, LLP’s report with respect to the December 31, 2001 financial statements, Surg II, Inc. sold 145,000,000 shares of its previously unissued common stock for $3,000,000 in cash.

     The dismissal of McGladrey & Pullen, LLP and the engagement of Virchow, Krause & Company, LLP was approved by the Board of Directors of Surg II, Inc.

     During Surg II, Inc.’s fiscal years 2000 and 2001, and any subsequent interim period through July 15, 2002, (i) there were no disagreements between the management of Surg II, Inc. and McGladrey & Pullen, LLP with respect to the financial statements of Surg II, Inc. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of McGladrey & Pullen, LLP, would have caused McGladrey & Pullen, LLP to make reference to the subject matter of the disagreement in connection with its reports, and (ii) and there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K of the U.S. Securities and Exchange Commission (the “Commission”).

     Surg II, Inc. has furnished McGladrey & Pullen, LLP with a copy of this Form 8-K and has requested that McGladrey & Pullen, LLP furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of McGladrey & Pullen, LLP’s letter to the Commission, dated July 16, 2002, is filed as Exhibit 16.1 to this Form 8-K.

Item 5. Other Events and Regulation FD Disclosure.

     Not Applicable

Item 6. Resignations of Registrant’s Directors.

     Not Applicable

Item 7. Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired

     Not Applicable

     (b)  Pro-Forma Financial Information

     Not Applicable

     (c)  Exhibits

16.1	Letter of McGladrey & Pullen, LLP regarding concurrence with the statements made in Item 4 above.

Item 8. Change in Fiscal Year.

     Not Applicable.

Item 9. Regulation FD Disclosure.

     Not Applicable.

Dated: July 16, 2002	SURG II, INC.

	By:	/s/ Kenneth W. Brimmer Kenneth W. Brimmer, President and Chief Executive Officer